                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PIONEER FINANCIAL CORPORATION
    ----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
          (1) Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
          (5) Total fee paid:
          ----------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          ----------------------------------------------------------------------
          (2) Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
          (3) Filing Party:
          ----------------------------------------------------------------------
          (4) Date Filed:
          ----------------------------------------------------------------------

          [LETTERHEAD OF PIONEER FINANCIAL CORPORATION APPEARS HERE]


                             December 16, 1997



Dear Shareholder:

     Our 1998 Annual Meeting of Shareholders will be held at 10:00 a.m. on Wednesday, January 14, 1998, at the main office at 25 E. Hickman Street, Winchester, Kentucky. At the meeting action will be taken to elect three Directors to serve for a term of three years, and one Director to serve for a term of two years. In addition, we will ratify the appointment by the Board of Directors of Miller, Mayer, Sullivan & Stevens LLP, to conduct the fiscal year 1998 audit. At the meeting I will report on the business outlook for the fiscal year. I urge you to attend the meeting.

     The formal notice of the meeting and the Proxy Statement containing information relative to the meeting follow this letter.

     Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. If you do attend the meeting, you will have an opportunity to revoke your proxy and vote in person if you prefer.

     If you have any questions about the meeting or proxy, please visit our main office at 25 E. Hickman Street, Winchester, Kentucky, or call us at (606) 744-3972. The Board of Directors appreciates your interest in Pioneer.

     Your Board of Directors has declared a quarterly dividend of 40c per share payable this date to share-holders of record on December 1, 1997; your dividend check is enclosed. As of March 15, 1997, the annual dividend was increased to $1.60 per share, which is payable quarterly rather than annually.

                                        Sincerely,


                                        /s/ Carl C. Norton
                                        -----------------------------
                                        Carl C. Norton, President

                         PIONEER FINANCIAL CORPORATION
                             WINCHESTER, KENTUCKY

                             25 E. Hickman Street
                          Winchester, Kentucky  40391
                                (606) 744-3972

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON JANUARY 14, 1998

     Notice is hereby given that the annual meeting of shareholders of Pioneer Financial Corporation (the "Corporation") will be held at 10:00 a.m. on January 14, 1998 at the home office of the Corporation's wholly-owned subsidiary, Pioneer Federal Savings Bank, at 25 E. Hickman Street, Winchester, Kentucky, for the following purposes:

     1. To elect three Directors of the class whose term of office expires in 1998, to serve for a term of three years, and to elect one Director of the class whose term expires in 1998, to serve for a term of two years.

     2. To ratify the appointment of Miller, Mayer, Sullivan & Stevens LLP to serve as the auditor of the Savings Bank for fiscal year 1998; and

     3. To receive the reports of officers and transact such other business as may properly come before the meeting. Management is not aware of any such other business.

     The Board of Directors has fixed the close of business on December 1, 1997 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting.

     The Proxy Statement accompanies this Notice.

                                  By Order of the Board of Directors


                                  CARL C. NORTON, PRESIDENT

Dated this 16th day of December, 1997
Winchester, Kentucky

YOUR BOARD OF DIRECTORS URGES YOU TO CONSIDER THIS PROXY MATERIAL CAREFULLY AND TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO ASSURE THAT YOUR VOTES WILL BE COUNTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF PIONEER FINANCIAL CORPORATION EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         PIONEER FINANCIAL CORPORATION

                             25 E. Hickman Street
                          Winchester, Kentucky  40391
                                (606) 744-3972

                                PROXY STATEMENT

                       ANNUAL MEETING, JANUARY 14, 1998

THE PROXY AND SOLICITATION

This Proxy Statement is being mailed on December 16, 1997 to the shareholders of Pioneer Financial Corporation in connection with the solicitation, by the Board of Directors, of the enclosed form of proxy for the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, January 14, 1998, at the main office, 25 East Hickman Street, Winchester, Kentucky. A shareholder may revoke a writing appointing a proxy either by giving notice to the Corporation in writing, by executing a later-dated proxy, or by appearing at the meeting and voting in person. The cost of soliciting the proxy will be borne by Pioneer Financial Corporation.

PURPOSES OF ANNUAL MEETING

The Annual Meeting has been called for the purposes of: (1) electing four Directors of the class whose term of office expires in 1998 (three of whom will serve until January, 2001, and one of whom will serve until January, 2000); and
(2) ratifying the appointment of Miller, Mayer, Sullivan & Stevens LLP, as auditor for the fiscal year 1998. In addition, the shareholders may receive reports of officers, and transact such other business as may properly come before the meeting.

     The persons named in the enclosed proxy have been selected by the Board of Directors and will vote shares represented by valid proxies. They have indicated that, unless otherwise specified in the proxy, they intend to vote to elect as Directors the nominees listed on pages 6 and 7. All of the nominees are presently members of the Corporation's Board of Directors.

     The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. Each of the nominees has agreed to serve as a Director, if elected, and has heretofore served as a Director. In the event, however, of the death or unavailability of any nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

     Miller, Mayer, Sullivan & Stevens LLP, has been appointed by the Board of Directors as auditor of the Corporation for the fiscal year ending September 30, 1998. If no contrary directions are indicated, proxies will be voted in favor of ratification of the appointment of auditors.

     The Corporation has no knowledge of any other matters to be presented to the meeting. In the event other matters do properly come before the meeting, the persons named in the proxy will vote in accordance with their judgment on such matters.

     Shares may be voted at the meeting in person or by proxy. The accompanying proxy is solicited by the Board of Directors of Pioneer Financial Corporation and is intended to permit each shareholder as of the record date to vote. All valid proxies received prior to the meeting will be voted. Unless marked to the contrary, such proxies will be voted for the election of four Directors, and for the ratification of the appointment of independent auditors. If any other business is brought before the meeting, the proxies will be voted in accordance with the judgment of the persons voting the proxies. A shareholder who has given a proxy may revoke it at any time prior to such proxy being voted at the meeting by filing with Pioneer Federal an instrument revoking it, or a duly executed proxy bearing a later date, or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy.

     The owners of a majority of the outstanding shares of the Corporation must be present, in person or by proxy, at the Annual Meeting to constitute a quorum.

     The four nominees for Directors receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. All other matters require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy.

     In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of Pioneer Federal Savings Bank, the wholly-owned subsidiary of the Corporation, without additional compensation, by personal interview, telephone, telegraph or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation material to the beneficial owners thereof. Pioneer Financial Corporation will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

1999 SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting of Shareholders is expected to be September 1, 1998.

VOTING SECURITIES

The Board of Directors has fixed the close of business on December 1, 1997 as the record date for determining shareholders entitled to notice of the meeting and to vote. The Corporation has outstanding and entitled to vote at the meeting 208,233 shares of common stock. Shareholders are entitled to one vote for each share held on the record date on all matters presented to the shareholders at the Annual Meeting except that, in the election of Directors, cumulative voting rules will apply. Under cumulative voting, each shareholder is entitled to cast as many votes in the aggregate as shall equal the number of shares of common stock owned by him or her multiplied by the number of Directors to be elected. Each shareholder, or his or her Proxy, may cast all of his or her votes (as thus determined) for a single nominee for Director or may distribute them among two or more nominees, in the shareholder's discretion. As to the authority of the persons named as proxies in the accompanying proxy card to cumulate votes, see the section entitled ITEM ONE - NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS OF OFFICE EXPIRING IN 2000 AND 2001.

     The following table sets forth information furnished to the Corporation with respect to persons known by the Corporation to be the beneficial owners of more than 5% of the Corporation's common stock (as of September 30, 1997).

  Name and Address of            Number of Shares   Percent
   Beneficial Owner             Beneficially Owned  of Stock
-----------------------         ------------------  ---------

Lee Ricketts                                10,736      5.16%
c/o Corner Drug Store
26 East Broadway
Winchester, Kentucky

     In addition, Cede & Company holds 29,199 shares (14.02%) as nominal owner for other persons and entities. We are assured by members of that firm that none of the parties for whom it holds Pioneer Financial stock would be the beneficial owner of more than 5% of the Corporation's stock.

     The following table sets forth, as of December 1, 1997, information furnished to the Corporation with respect to the beneficial ownership by each Director and nominee, and by all present Directors and officers as a group, of the Corporation's common stock. This table further provides, for each Director, the age, period from which each has served as a Director of Pioneer Federal Savings Bank (the Corporation's wholly-owned subsidiary), his or her principal occupation or employment, and information with respect to the beneficial ownership, as such term is defined under Rules and Regulations of the Securities and Exchange Commission, of the outstanding shares of the Corporation's common stock by each Director and by all Directors and officers as a group.

                                                                                Amount & Nature
Name, Age, Principal (1)                                           Current      of Beneficial
Occupation, Directorship                    Director               Term         Ownership of           Percent
& Business Experiences                      Since                  Expires      Common Shares          of Stock
------------------------                    --------               -------      ---------------        --------
NOMINEES FOR DIRECTOR:
William M. Cress (55)                       1991                   1998              1,050               .50%
  Engineer; Director
Carl C. Norton (41)                         1993                   1998              2,644              1.27%
  Banker; President and
  Director
Janet W. Prewitt (50)                       1972                   1998              7,350              3.53%
  Attorney; Director and
  Chairman of the Board
Robert G. Strode (58)                       1974                   1998              6,785              3.26%
  General Contractor; Director
CONTINUING DIRECTORS:
Thomas D. Muncie (60)                       1974                   2000              2,850              1.37%
  President, Muncie
  Buick-GMC Truck, Inc.;
  Director
Andrew James Ryan (38)                      1995                   1999                 70               .03%
  President, Andy Ryan
  Pontiac Nissan, Inc.;
  Director
Nancy M. Lawwill (61)                       1981                   1999              2,000               .96%
  Banker; Director,
  Vice President, Treasurer
  and Assistant Secretary
Wayne M. Martin (51)                        1991                   1999                600               .29%
  President, WKYT-TV 27;
  Director
RETIRING DIRECTORS, WHO WILL
  BECOME ADVISORY DIRECTORS
Ewart W. Johnson (75)                       1989(4)                2000              5,275              2.53%
  Retired; Director
Nora M. Linville (75)                       1976                   2000              2,400              1.15%
  Retired; Director and
  Secretary to the Board
ADVISORY DIRECTORS TO
  PIONEER FEDERAL SAVINGS BANK:
Clifford R. Langley                                                                  5,000              2.40%
Willard M. Martin                                                                    5,015              2.41%
Beckner Shimfessel                                                                   2,500              1.20%
ALL DIRECTORS AND EXECUTIVE                                                         31,024             14.89%
OFFICERS AS A GROUP,
EXCLUDING ADVISORY DIRECTORS
(10 PERSONS)
ALL DIRECTORS AND EXECUTIVE                                                         43,539             20.91%
OFFICERS AS A GROUP,
INCLUDING ADVISORY DIRECTORS
(13 PERSONS)
------------------------

(1) All members of the Board of Directors have held the positions set forth above for at least five years, unless otherwise indicated.
(2) Includes all shares of Corporation common stock owned by each Director's spouse, or as custodian or trustee over which shares such individuals effectively exercise sole voting and investment power.

(3) Ms. Prewitt is an equity partner in the law firm of White, McCann & Stewart. Her law firm received gross fees from Pioneer Federal of $101,805.59 during fiscal year ended September 30, 1997, including $10,858.02 of commissions from title insurance written in connection with loans made at the Savings Bank. Ms. Prewitt's share of the gross fees was $24,433.34.
(4) Mr. Johnson was elected Director of the Bank on May 28, 1965 and served in that position until his resignation on October 17, 1972. He served as a Director Emeritus of the Savings Bank from 1972 until the January, 1989 Annual Meeting of Shareholders, when he was elected to serve the remaining unexpired term then held by Clifford R. Langley.

     Each officer, Director and beneficial owner of more than 10% of any class of equity securities of Pioneer Financial Corporation is required to file a report with the Securities and Exchange Commission and/or Office of Thrift Supervision initially reporting securities beneficially owned by him or her, and then reporting any change in ownership of securities. These reports must be filed by the 10th day of the calendar month following the date on which such a transaction occurred. All of the statements of changes in beneficial ownership of securities to be filed by officers and Directors of Pioneer Financial Corporation have been timely filed in fiscal year 1997.

CHANGES IN DIRECTORSHIP

     Ewart W. Johnson and Nora M. Linville having attained the age for mandatory retirement as Director of Pioneer Financial Corporation are now retiring as of the Annual Meeting. They will continue to serve, however, as Advisory Directors to Pioneer Federal Savings Bank.

     Further, George W. Billings, Jr. formerly served as a Director of the Corporation. However, he resigned as Director effective November 1, 1997 due to ill health. The effect of the resignation of Mr. Billings and the mandatory retirement of Ms. Linville and Mr. Johnson was considered by the Board of Directors of Pioneer Financial Corporation at its meeting on September 16, 1997. The Board voted to amend the Bylaws of the Corporation, to reduce the number of Directors of Pioneer Financial Corporation to ten effective November 1, 1997, and to eight effective after the Annual Meeting on January 14, 1998. The amendment to the Bylaws is stated as follows:

                                 ARTICLE III - BOARD OF DIRECTORS

          SECTION 2. NUMBER AND TERM. The Board of Directors shall consist of ten members from November 1, 1997 and eight members from the date of the next shareholders meeting thereafter. The Board shall be divided into three classes as nearly equal in number as possible. One member of the next class to be elected after November 1, 1997 shall be elected for a term of two years to equalize the size of the classes; all other members of each class shall be elected for a term of three years until their successors are elected and qualified. One class shall be elected by ballot annually.

NOMINEES AND DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE

Pioneer Financial Corporation is governed by a Board of Directors to consist of eight members effective January 14, 1998, as set forth in Pioneer's Bylaws, above. The Board is divided into three classes, with the members of each class to serve for three year terms (except as stated above). Information as to each of the nominees and continuing Directors is given below. Unless stated to the contrary, the Directors have been engaged in their current occupations for at least the five preceding years. One class of the Board is due for election at this Annual Meeting (Item No. One, below).

     The nominees for election as members of the Board of Directors, with information furnished to the Corporation by them as of December 1, 1997, are as follows:

          ITEM NO. ONE - NOMINEE FOR ELECTION AS DIRECTOR FOR TERM OF
                            OFFICE EXPIRING IN 2000

JANET W. PREWITT (age 50) has been a Director of Pioneer Federal since 1972.
She served as the Savings Bank's President from 1976 until 1993, and is currently Chairperson of the Board of Directors of both Pioneer Financial Corporation and its wholly-owned subsidiary, Pioneer Federal Savings Bank. Ms. Prewitt is an equity partner in the law firm of White, McCann & Stewart, a general practice law firm located in Winchester, which serves as general counsel to Pioneer Federal and Pioneer Financial. Legal services performed by the law firm are attended by Mr. John H. Rompf, Jr., and Mrs. Beverly Ann Shea (Ms. Prewitt's sister) of the firm, who are not otherwise associated with the Corporation nor the Savings Bank. In fiscal 1997, Pioneer Federal paid White, McCann & Stewart $101,805.59 in legal fees (including the law firm's percentage of commissions paid on title insurance premiums paid by Pioneer Federal during fiscal 1996 and some prior years). Of this sum, $96,445.68 represented fees earned in connection with title examinations and title insurance for real estate loans, while the balance represented fees in foreclosure actions and fees for quarterly and annual reports.

        ITEM NO. TWO - NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS OF
                            OFFICE EXPIRING IN 2001

CARL C. NORTON (age 41) is President of Pioneer Financial Corporation and Pioneer Federal Savings Bank, and as such is Chairman of all committees of the Board of Directors. He is a Winchester native, a past president of the Central Kentucky League of Savings Institutions, Director of the Winchester-Clark
County Chamber of Commerce and the Winchester-Clark County Industrial Development Authority. Mr. Norton holds a Bachelors degree in accounting from the University of Kentucky and he is a graduate of the Kentucky School of Banking and the School of Banking of the South. Mr. Norton has over seventeen years of banking experience. He has served as a Director of Pioneer Federal since January, 1993, and has been employed by Pioneer since February, 1992. Prior to coming to Pioneer Federal, Mr. Norton was Executive Vice-President and Chief Managing Officer of First Security Bank of Clark County.

WILLIAM M. CRESS (age 55) is Executive Vice President of Hinkle Contracting Corporation in Paris, Kentucky. He has been employed by Hinkle since 1972, having spent 12 years with the Kentucky Department of Highways prior to that.
He majored in Civil Engineering at the University of Kentucky and is a Registered Professional Engineer. He is a native of Powell County and currently resides in Stanton. He is Director of Beech Fork Golf Club and past President of the Plant-Mix Asphalt Industry of Kentucky, Powell County Education Foundation, and Powell County Alumni Association. Mr. Cress was an Advisory Director of the Savings Bank from June 17, 1980 until January 9, 1991, when he was elected to serve the remaining unexpired term then held by John D. Harrison. Mr. Cress serves on the Salary and Operations/Business Plan Committees.

ROBERT G. STRODE (age 58) has been a Director of Pioneer Federal since 1974.
Mr. Strode retired in June, 1990 as Vice President of Ag-Gro Fertilizer Company, a fertilizer processing company located in Winchester. Mr. Strode currently serves on the Audit and Executive Committees.

If any person or persons other than the aforesaid nominees are nominated as Directors, then the proxies named in the enclosed proxy card, or their substitutes, or a majority of them, shall have the right in their discretion to vote for some number less than all the aforesaid nominees or for less than all of the aforesaid nominees equally. If any of the aforesaid nominees becomes unwilling or unable to accept nomination or election, then the proxies shall have the right to vote for any substitute nominee in place of the nominee who has become unwilling or unable to accept nomination or election.

The Board of Directors has nominated Ms. Prewitt to serve as Director until 2000, and Messrs. Norton, Strode and Cress to serve as Directors until 2001, or until their respective successors shall have been elected and shall qualify. Election of the nominees requires the affirmative vote of a plurality of the votes actually cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS.

CONTINUING DIRECTORS

     Present Directors whose term of office will continue after the meeting, with information furnished to the Savings Bank by them as of December 1, 1997, are as follows:

            PRESENT DIRECTORS WHOSE TERMS OF OFFICE EXPIRE IN 1999

NANCY M. LAWWILL (age 61) has been a Director of Pioneer Federal since 1981.
She has served as Pioneer Federal's Treasurer since 1973, as Assistant Secretary since 1974 and as Vice President since 1994. She has been with the Savings Bank since 1966, and is the Savings Bank's data processing and computer coordinator and is in charge of operations, as well as serving as a Loan Officer. Mrs. Lawwill serves on the Loan, Asset/Liability and CRA Committees.

WAYNE M. MARTIN (age 51) was elected to Pioneer Federal's Board of Directors on January 9, 1991, to serve the remainder of Mr. Beckner Shimfessel's term. He is President and General Manager for WKYT-TV 27 in Lexington, and has been with WKYT since March, 1987. He is a Winchester native, and is President of the Kentucky Broadcasters Association. Mr. Martin holds a Bachelors degree in Business Administration, a Masters degree in Education and a Rank I Administrative certification - all from Morehead State University. He also serves on the Board of Trustees of Cardinal Hill Hospital, is Chairman of the Lexington Area Sports Authority, Director and President of the Child Advocacy Center of the Bluegrass, and is an Elder of First Christian Church, Winchester, Kentucky. Mr. Martin currently serves on the Salary, CRA and Executive Committees.

ANDREW JAMES RYAN (age 38) was elected a Director of Pioneer Federal and Pioneer Financial on December 1, 1995 to fill the remainder of the term of Michael S. Houlihan, who died suddenly on November 28, 1995. Mr. Ryan is President of Andy Ryan Pontiac Nissan, Inc., an automobile dealership in Winchester. He was General Manager of White Chevrolet and Pontiac of Manchester from 1982 until moving to Winchester in November, 1991 to assume his current duties. He is past President of the Winchester New Car Dealers Association, a member of the Winchester Rotary and Kiwanis Clubs, and is a deacon of First Christian Church, Winchester, Kentucky. Mr. Ryan currently serves on the Operations/Business Plan Committee.

           PRESENT DIRECTOR WHOSE TERM OF OFFICE WILL EXPIRE IN 2000

THOMAS D. MUNCIE (age 60) has been a Director of Pioneer Federal since 1974. He is President of Muncie Buick-GMC Truck, Inc., an automobile dealership located in Winchester. Mr. Muncie currently serves on the Executive and Operations/Business Plan Committees.

             RETIRING DIRECTORS WHO WILL BECOME ADVISORY DIRECTORS

EWART W. JOHNSON (age 75) is a retired businessman and former Kentucky State Parks Commissioner. He was elected a Director of Pioneer Federal on May 28, 1965 and served in that position until his resignation on October 17, 1972. He served as a Director Emeritus of the Savings Bank from 1972 until the January, 1989 Annual Meeting of Shareholders, when he was elected to serve the remaining unexpired term then held by Clifford R. Langley. Mr. Johnson serves on the Operations/Business Plan Committee. Mr. Johnson, having attained the mandatory retirement age, will be retiring from the Board of Directors of Pioneer Financial Corporation at its meeting on January 14, 1998. It is anticipated that Mr. Johnson will be elected an Advisory Director of Pioneer Federal Savings Bank, as stated below.

NORA M. LINVILLE (age 75) has been a Director of the Savings Bank since 1976. She retired from Pioneer Federal as Executive Vice President in 1992, having been with Pioneer Federal since 1952. She serves as Secretary to the Board and on the Executive, Salary and Audit Committees. Ms. Linville, having attained the mandatory retirement age, will be retiring from the Board of Directors of Pioneer Financial Corporation at its meeting on January 14, 1998. It is anticipated that Ms. Linville will be elected an Advisory Director of Pioneer Federal Savings Bank, as stated below.

ADVISORY DIRECTORS

Pioneer Federal Savings Bank, Pioneer Financial's wholly-owned subsidiary, currently has three Advisory/Emeritus Directors. Advisory Directors are elected to that position by the Board of Directors when, in the opinion of the Board of Directors, the Savings Bank would benefit from the particular expertise of such persons. These Directors are assigned to the various committees of the Bank's Board of Directors. Advisory Directors do not have voting or other authority at the Board and committee meetings. Advisory Directors who have served as Directors of the Savings Bank carry the honorary title of Director Emeritus. Directors are routinely asked to serve as Advisory Directors upon retirement as Directors. The following persons currently serve as Advisory/Emeritus Directors to the Savings Bank: Clifford R. Langley, Beckner Shimfessel and Willard M. Martin (all of whom were appointed Directors Emeritus upon retirement from the Board of Directors). Roger Davis, Martha W. Hampton and Nellie K. Meadows formerly served as Advisory Directors to Pioneer Federal Savings Bank; however, when Pioneer Federal ceased operation of a branch office in Stanton, effective October 17, 1997, Ms. Hampton, Ms. Meadows and Mr. Davis resigned as Advisory Directors. It is anticipated that Nora M. Linville and Ewart W. Johnson will be elected as Advisory/Emeritus Directors to Pioneer Federal Savings Bank, following their retirement as Directors of Pioneer Financial Corporation.

FAMILY ASSOCIATIONS AMONG DIRECTORS AND OFFICERS

Wayne M. Martin, Director, is the son of Willard M. Martin, a Director Emeritus of the Savings Bank.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Corporation and of Pioneer Federal Savings Bank, its principal subsidiary, have established the following committees, the members of which are designated annually by the Board of Directors of the Corporation and of the Savings Bank. The President serves as Chairman of all committee meetings (except Salary Committee), and the Chairman of Pioneer Financial's Board serves as an ex-officio member of all committees.

     Loan Committee. The Loan Committee meets at least weekly, and makes decisions on all mortgage loan applications. All loans approved are presented to the Board of Directors for ratification, except that loans to a borrower who owes or would owe the Savings Bank more than $200,000 are presented to the Board of Directors for approval. Regular members of the Loan Committee include the Executive Officers of the Savings Bank and its Loan Officers.

     Audit Committee. The Audit Committee meets on an as-needed basis. The committee nominates the independent auditor, discusses accounting changes, and analyzes the financial position of the Savings Bank. Members of the Audit Committee include Messrs. Strode, Willard Martin and Mrs. Linville.

     Asset/Liability Committee. The Asset/Liability Committee meets quarterly to analyze the Savings Bank past and present performance and the risks inherent in future strategies, which may be employed by the Bank. Members of the Asset/Liability Committee are Ms. Prewitt, Mrs. Lawwill and Mrs. Vermillion.

     Operations/Business Plan Committee. The Operations/Business Plan Committee meets on an as-needed basis, to discuss, analyze, and monitor operation systems and procedures of the Corporation and of the Savings Bank. Members of the committee include Messrs. Cress, Johnson, Muncie, Shimfessel and Ryan.

     CRA (Community Reinvestment Act) Committee. This Committee meets periodically to review HMDA (Home Mortgage Disclosure Act) data and CRA activities conducted by the Savings Bank. This Committee also sets CRA policy and direction for the upcoming months. Members of the CRA Committee include Ms. Prewitt, Mrs. Lawwill, and Messrs. Norton, Wayne Martin, Trent and Ryan.

     Executive Committee. The Executive Committee acts for the Board of Directors between Board meetings. Committee members include Mrs. Linville, and Messrs. Norton, Wayne Martin, Strode and Muncie. The committee meets on an as-needed basis.

     Salary Committee. The Salary Committee meets on an as-needed basis to review salaries of employees. Members of this committee include Mrs. Linville, and Messrs. Cress and Wayne Martin.

     Nominating Committee. Pursuant to the Corporation's By-laws, the Board of Directors as a whole acts as a Nominating Committee for selecting the management's nominees for election as Directors. The Nominating Committee must deliver its written nominations to its secretary at least 20 days prior to the Annual

Meeting. No other nominations for Directors shall be voted upon at the Annual Meeting, except those made by shareholders in writing delivered to the secretary at least 10 days prior to the Annual Meeting. If the Nominating Committee does not act prior to 20 days before the Annual Meeting, then nominations may be made at the meeting by any shareholder entitled to vote. The Board, at its September 16, 1997 meeting, nominated Ms. Prewitt and Messrs. Norton, Strode and Cress for election as Directors for the above-listed term.

     During the fiscal year ended September 30, 1997, the Savings Bank's Board of Directors held 12 regular meetings and 4 special meeting. The Savings Bank's Loan Committee met 52 times, while the Salary Committee met once during fiscal 1997. The Operations/Business Plan Committee met once; the Executive Committee met 9 times during the fiscal year. The Audit Committee held 1 formal meeting, to receive the report of the Corporation's auditors for fiscal year 1997. The CRA Committee met 3 times; the Asset/Liability Committee held 3 meetings. A Powell County Branch Committee (consisting of Directors and Advisory Directors from Powell County) meets on a regular basis to discuss procedures and issues particularly pertinent to the operation of the Powell County Branch. This Committee held 11 meetings during fiscal 1997. During fiscal 1997, the Corporation's Board of Directors held 4 regular meetings and 2 special meetings, and no unanimous consents without meeting. No Director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period, except for Ewart W. Johnson, who was out of the state for a significant period of time.

DIRECTORS' FEES

Directors are paid by Pioneer Federal Savings Bank a fee of $400 per month, plus $25 for each committee meeting attended. Directors Emeritus are paid $400 per month. When the Bank has had Advisory Directors who are not Directors Emeritus, they were paid $200 per month. Directors who are officers of the Corpo-ration receive no fees for serving on the Board of Directors or for attending Board meetings or committee meetings.

OFFICERS WHO ARE NOT DIRECTORS

The following information is supplied with respect to officers and significant employees of Pioneer Federal Savings Bank, the Corporation's principal subsidiary, who do not serve on the Corporation's nor the Savings Bank's Board of Directors. No arrangements or understandings exist between the Corporation or Pioneer Federal and any person listed below pursuant to which such person was elected as an officer.

    NAME            AGE       POSITIONS CURRENTLY HELD
                                WITH PIONEER FEDERAL

 Janet Tutt         55     Assistant Treasurer since 1980;
                              employee of Pioneer since 1974

 Doris Estes        50     Bypass Branch Manager and Loan
                              Officer since August, 1993;
                              Employee of Pioneer since 1984

 Bobby R. Trent     48     Compliance/Security since June,
                              1995; was previously Chief Operations
                              Officer/Compliance Officer with
                              Salt Lick Deposit Bank

 Vicki Rupard       37     Loan Officer since September, 1995;
                              was previously Mortgage
                              Administrative Assistant with
                              Peoples Commercial Bank

 Lisa Earlywine     26     Loan officer since February, 1997; was
                              previously a Loan Processor with
                              Pioneer Federal Savings Bank

 Dianna Davis       48     Stanton Branch Manager/Loan Officer
                              since October, 1995, and an employee
                              of the Bank since 1985

REMUNERATION OF OFFICERS

The following table sets forth for the fiscal year ended September 30, 1997, certain information as to compensation received by all executive officers of the Corporation as a group for services in all capacities to the Corporation.
During such period, only one executive officer of the Corporation or of Pioneer Federal received total cash compensation in excess of $60,000.00, that being President Carl C. Norton. Mr. Norton's cash compensation by Pioneer Federal during fiscal 1997 was $90,000.00. Ms. Prewitt's compensation as Chairman of the Board of Pioneer Federal and of the Corporation, when added to her equity portion of the fees paid by Pioneer to White, McCann & Stewart, did not exceed $60,000.00 during fiscal 1997 or any prior year.

--------------------------------------------------------------------------------------
                NUMBER OF PERSONS                   CAPACITIES IN         CASH
                   IN GROUP                         WHICH SERVED      COMPENSATION (1)
-----------------------------------------------  -------------------  ----------------

All Executive Officers                           Executive Officers          $217,545
  as a Group (4 persons,                          (including Chief
  4 positions)                                    Financial Officer)
Other Significant Employees                      Branch Managers,            $172,226
  as a group (6 persons,                          Asst. Treas., Loan
  4 positions)                                    Officers, Compliance/
                                                  Security

(1) In addition to cash compensation, all executive officers of the Savings Bank, except Ms. Prewitt, are participants in the Savings Bank's group life insurance and Blue Cross/Blue Shield major medical insurance plans, the costs of which are paid by the Savings Bank. The Savings Bank maintains a "401(k)" employee profit sharing plan as described under the Employees' Retirement Income Security Act of 1974. The Plan became effective December 19, 1985. Under the Plan, the Savings Bank may make contributions in accordance with Section 401(k) of the Internal Revenue Code. The Savings Bank's contributions are allocated to each participant based on the ratio the participant's compensation bears to the total compensation. Employees may also contribute to the Plan. The Plan covers all full-time employees who have attained the age of 20 1/2 years once they have completed 6 months of service at an anniversary date of the Plan. The participant's account balance vests at 20% after completing 2 years of service; this vesting is increased by 20% for each year thereafter, with 100% vesting after 6 years of service. Upon retirement, the employee may withdraw all or parts of his vested portion of the Plan at his discretion (in accordance with Section 401(k)). The Board Chairperson of the Savings Bank participates in the "401(k)" plan. During fiscal 1997 the Savings Bank made no contributions to the "401(k)" plan on behalf of the Executive Officers or Other Significant Employees. Ms. Prewitt participates in the life insurance and 401(k) plans only.

In addition, Pioneer Federal Savings Bank established an Employee Stock Ownership Plan on October 31, 1994. Under the Plan, the Savings Bank may make contributions in accordance with Section 401(a) of the Internal Revenue Code in the form of cash or stock for employees of the Savings Bank who are eligible on attainment of age 20 1/2 and completion of at least a six-month period of service are eligible to participate. The Savings Bank made a contribution to the ESOP of $38,487.56 for fiscal year 1997; of this sum, $11,365.19 was contributed to the ESOP on behalf of the Executive Officers and $13,167.82 was contributed to the ESOP on behalf of the Other Significant Employees.

The following chart shows annual compensation (there being no long-term compensation) of the Corporation's President and Chief Managing Officer for the last three fiscal years (including his compensation by Pioneer Federal Savings
Bank):

                  SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION
NAME AND PRINCIPAL  FISCAL YEAR  ------------------------------------------
    POSITION        ENDED 9/30   SALARY          BONUS     OTHER (BENEFITS)
------------------  -----------  -----------  -----------  ----------------
Carl C. Norton,            1997   $90,000.00  $    -0-        $10,741.83
President and              1996   $83,892.34  $ 2,500.00      $10,656.35
Chief Managing             1995   $79,999.92  $ 2,500.00      $ 9,374.60
Officer                    1994   $72,115.84  $ 2,700.00      $ 8,993.84


TRANSACTIONS INVOLVING DIRECTORS AND OFFICERS

Pioneer Federal currently offers loans to its officers and Directors for various purposes consistent with the Corporation's and the Savings Bank's regular lending policies as limited by applicable law and regulation. These loans are made in the ordinary course of business, are made on the same terms and conditions as those prevailing at the time for comparable transactions with non-affiliated persons, and, in the judgment of management, do not involve more than normal risk of collectibility or present other unfavorable features.

     Set forth below is certain information relating to loans made to Pioneer Federal executive officers and Directors (and their affiliates and immediate family members) whose total aggregate loan balances exceeded $60,000.00 at any time during the year ended September 30, 1997. Loans which were originated by the Savings Bank but have been sold on the secondary market are not included.

---------------------------------------------------------------------------------------------
Borrower and                                   Original    Original     Current
   Type of                           When        Loan      Interest    Interest       9/30/97
    Loan                          Originated    Amount       Rate        Rate         Balance
---------------------------------------------------------------------------------------------
Wayne Martin,                       8/29/96  $51,375.00          9%         9%     $45,616.64
Director:
 residential/real estate

Chris Martin, son of                5/30/96   52,700.00          6%         8%     $50,747.17
Director Martin:                                                                   ----------
residential/real estate
(first mortgage, home)

Total:                                                                             $ 96,363.81

During the year ended September 30, 1997, there were no loans made to Pioneer Federal officers (who are not considered principal officers for the purposes of the annual audit) whose total aggregate loan balances exceeded $60,000 at any time during the fiscal year. Loans which were originated by the Savings Bank but have been sold on the secondary market are not included.

ITEM NO. THREE - SELECTION OF INDEPENDENT AUDITOR

Miller, Mayer, Sullivan & Stevens LLP, have been appointed as the Corporation's independent auditor for the fiscal year ending September 30, 1998 pursuant to the recommendation of the Audit Committee of the Board of Directors. A representative of Miller, Mayer, Sullivan & Stevens LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and to answer appropriate questions with respect to that firm's audit of the Corporation's consolidated financial statements and records for the fiscal year ended September 30, 1997.

     The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Corporation at the meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.

                         ITEM NO. FOUR - OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that Proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons holding the proxies.

ANNUAL REPORT

The Annual Report of the Corporation for the fiscal year ended September 30, 1997 is enclosed herewith. The consolidated financial statements of the Corporation and its subsidiary and the accompanying notes and report of independent auditors, the quarterly data and supplementary information on the effects of inflation, the selected financial data for each of the last five fiscal years, and management's discussion and analysis of the summary of operations contained in the Annual Report are incorporated by reference in this Proxy Statement.

                              By Order of the Board of Directors


                              CARL C. NORTON, PRESIDENT

Dated this 16th day of December, 1997, Winchester, Kentucky
----------------------------------------------------------------
FORM 10-K
----------------------------------------------------------------

     A COPY OF THE CORPORATION'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PIONEER FINANCIAL CORPORATION, 25 EAST HICKMAN STREET, WINCHESTER, KENTUCKY 40391.

                                REVOCABLE PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         PIONEER FINANCIAL CORPORATION

     The undersigned shareholder hereby appoints the Board of Direc-tors of Pioneer Financial Corporation, with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the annual meeting of Shareholders of Pioneer Financial Corporation, Winchester, Kentucky, to be held at its registered office, 25 East Hickman Street, Winchester, Kentucky, on Wednesday, January 14, 1998, at 10:00 A.M., Eastern Standard time, or any adjournment thereof, for the purposes stated in the Notice of Annual Meeting.

     The undersigned hereby directs this proxy to be voted as follows:

1. Election of the following as Director to serve until the Annual Meeting in January, 2000, or until her successor is elected and qualified (THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED UNLESS: (A) THE BOX LABELLED "AGAINST" IS MARKED, OR (B) THE NOMINEE'S NAME IS MARKED OUT BY STRIKING THROUGH, IN WHICH EVENT ANOTHER NAME MAY BE SUBSTITUTED):

     Janet W. Prewitt        _______________ FOR [ ]  AGAINST [ ]

2. Election of the following as Directors to serve until the Annual Meeting in January, 2001, or until their successors are elected and qualified (THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNLESS: (A) THE BOX LABELLED "AGAINST" IS MARKED, OR (B) THE NOMINEE'S NAME IS MARKED OUT BY STRIKING THROUGH, IN WHICH EVENT ANOTHER NAME MAY BE SUBSTITUTED):

     Carl C. Norton          _______________ FOR [ ]  AGAINST [ ]
     Robert G. Strode        _______________ FOR [ ]  AGAINST [ ]
     William M. Cress        _______________ FOR [ ]  AGAINST [ ]

3. Ratification of the appointment of Miller, Mayer, Sullivan & Stevens LLP, to serve as the independent auditor of the Corporation for fiscal year 1998:

     FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

4. The undersigned further authorizes my/our proxies to vote this proxy for or against any other business as may properly come before the meeting, in the discretion of the above-named proxies:

     FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSITIONS.

                                             Dated:____________________________

                                             __________________________________
                                                        (Stockholder)

                                             __________________________________
                                                        (Stockholder)
(Please sign and date this proxy.  Please sign exactly as indicated above.)